DWS Dreman Mid Cap Value Fund

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Supplement to the  currently  effective  Statements  of  Additional  Information
("SAI")

The following information amends similar disclosure in the "Management of the Funds - Investment Management Agreements" section of the Fund's currently effective SAI:

The current advisory fee rates are payable monthly at the annual rates shown below.

Average Daily Net Assets                  DWS Dreman Mid Cap Value Fund
------------------------                  -----------------------------

$0 - $250 million                                     0.75%
Over $250 million - $500 million                      0.72%
Over $500 million - $2.5 billion                      0.70%
Over $2.5 billion - $4 billion                        0.68%
Over $4 billion                                       0.66%

The advisory fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The following information amends similar disclosure in the "Fund Service Providers - Fund Accounting Agent" section of the Fund's currently effective
SAI:

DWS Investments Fund Accounting Corp. ("DIFA"), One Beacon Street, Boston, Massachusetts 02108, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Fund. DIFA receives the following annual fee from DWS Dreman Mid Cap Value Fund: 0.015% of average daily net assets.












               Please retain this supplement for future reference.




July 28, 2008